Exhibit 99.1

[LOGO OMITTED]  USB INVESTMENT
                BANK
ARM SUMMARY


==================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                           Pool   Weighted                           Weighted   Weighted
                                Number                       By    Average     Weighted   Weighted    Average    Average
                                    of     Principal  Principal      Gross      Average   Average    Original   Combined    % Full
Summary                          Loans       Balance    Balance     Coupon   Net Coupon      FICO         LTV        LTV   Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Conforming                         235    56,113,917      22.13      2.774        2.321       699       80.15      81.77     33.86
Non-Conforming                     338   197,504,409      77.87      2.734        2.349       716       74.79      77.50     16.94
----------------------------------------------------------------------------------------------------------------------------------
Total:                             573   253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------
Total Balance: $253,618,325.70
Avg Loan Balance:  $442,614.88
WA Gross Rate: 2.743%
WA Net Rate: 2.343%
WA FICO: 712
WA LTV:  76
WA Rem Term:  360
WA Months to Reset:  1
As of Date:  2005-09-01
WA Gross Margin:  3.133%
WA First Periodic Cap:  0.0%
WA Max Rate:  9.96%
IO%:  0%
Cal %:  54%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                           Pool   Weighted                           Weighted   Weighted
                                Number                       By    Average     Weighted   Weighted    Average    Average
                                    of     Principal  Principal      Gross      Average   Average    Original   Combined    % Full
Current Principal Balance        Loans       Balance    Balance     Coupon   Net Coupon      FICO         LTV        LTV   Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less                   3       105,207       0.04      1.779        1.404       680       85.44      85.44     54.38
$50,000.01 - $100,000.00             8       645,093       0.25      1.846        1.471       690       79.64      80.62     36.46
$100,000.01 - $150,000.00           30     3,773,877       1.49      2.969        2.458       694       81.02      83.51     53.34
$150,000.01 - $200,000.00           46     8,066,478       3.18      2.785        2.337       698       81.80      83.15     43.64
$200,000.01 - $250,000.00           44     9,921,560       3.91      2.541        2.096       704       79.53      81.22     38.87
$250,000.01 - $300,000.00           53    14,692,439       5.79      2.507        2.046       706       80.80      82.70     39.25
$300,000.01 - $359,699.00           40    13,393,969       5.28      3.787        3.330       681       80.53      81.53     19.72
$359,699.01 - $600,000.00          244   111,520,288      43.97      2.944        2.549       715       77.44      79.79     16.23
$600,000.01 - $800,000.00           56    37,517,587      14.79      2.856        2.481       716       74.56      76.76     23.70
$800,000.01 - $1,000,000.00         31    28,134,044      11.09      2.002        1.627       713       70.08      74.86     10.27
$1,000,000.01 - $1,250,000.00        4     4,545,773       1.79      1.187        0.812       736       67.15      68.29      0.00
$1,250,000.01 - $1,500,000.00        9    12,761,251       5.03      1.792        1.417       715       68.16      71.90     21.86
$1,500,000.01 - $1,750,000.00        3     4,828,258       1.90      4.055        3.680       758       73.96      73.96     34.92
$1,750,000.01 - $2,000,000.00        2     3,712,500       1.46      2.193        1.818       710       67.73      71.92      0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                             573   253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  $18,000.00
Maximum:  $1,912,500.00
Average:  $442,614.88
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                           Pool   Weighted                           Weighted   Weighted
                                Number                       By    Average     Weighted   Weighted    Average    Average
                                    of     Principal  Principal      Gross      Average   Average    Original   Combined    % Full
Loan Originators                 Loans       Balance    Balance     Coupon   Net Coupon      FICO         LTV        LTV   Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans             573   253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------
Total:                             573   253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
----------------------------------------------------------------------------------------------------------------------------------

                                                                Page 1  of  8




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                BANK
ARM SUMMARY


==================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                           Pool   Weighted                           Weighted   Weighted
                                Number                       By    Average     Weighted   Weighted    Average    Average
                                    of     Principal  Principal      Gross      Average   Average    Original   Combined    % Full
Current Gross Rate               Loans       Balance    Balance     Coupon   Net Coupon      FICO         LTV        LTV   Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
3.500% or less                     399   177,844,463      70.12      1.386        0.993       708       74.92      77.76     16.68
3.501% - 4.000%                      3       765,214       0.30      3.857        2.550       749       95.00      95.00     49.60
4.501% - 5.000%                      3     1,186,637       0.47      4.831        4.456       762       81.42      81.42      0.00
5.001% - 5.500%                     18     8,866,468       3.50      5.425        5.050       725       75.54      76.62     37.87
5.501% - 6.000%                     78    35,344,572      13.94      5.800        5.420       726       77.84      80.13     26.27
6.001% - 6.500%                     57    25,122,705       9.91      6.247        5.838       713       79.07      79.97     30.57
6.501% - 7.000%                     14     4,187,575       1.65      6.709        6.100       711       81.72      83.26     42.39
7.001% or more                       1       300,691       0.12      7.375        6.110       774       89.90      89.90    100.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                              573  253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  1.000%
Maximum:  7.375%
Weighted Average:  2.743%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                           Pool   Weighted                           Weighted   Weighted
                                Number                       By    Average     Weighted   Weighted    Average    Average
                                    of     Principal  Principal      Gross      Average   Average    Original   Combined    % Full
Gross Margin                     Loans       Balance    Balance     Coupon   Net Coupon      FICO         LTV        LTV   Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
2.000% or less                       3     1,354,233       0.53      3.221        2.846       763       81.26      85.34      0.00
2.001% - 2.250%                     11     6,320,543       2.49      1.339        0.964       751       64.70      66.82      7.89
2.251% - 2.500%                     31    17,335,435       6.84      1.821        1.446       714       76.88      79.97     23.95
2.501% - 2.750%                     41    19,388,427       7.64      2.104        1.729       709       71.23      74.73     15.98
2.751% - 3.000%                    128    58,365,553      23.01      3.211        2.833       716       75.61      78.43     15.06
3.001% - 3.250%                    111    50,545,094      19.93      3.041        2.661       711       75.30      77.89     30.63
3.251% - 3.500%                    132    58,401,595      23.03      2.502        2.119       700       77.36      79.85     18.88
3.501% - 3.750%                     30    10,221,400       4.03      3.123        2.697       715       78.88      79.70     22.60
3.751% - 4.000%                     67    27,018,998      10.65      2.630        2.201       724       76.88      78.21     18.30
4.001% - 4.250%                     11     2,660,692       1.05      4.088        3.034       716       88.26      88.26     28.24
4.251% - 4.500%                      4       938,907       0.37      6.136        4.914       748       91.24      91.24    100.00
4.501% - 4.750%                      3       911,100       0.36      3.297        2.144       675       90.14      90.14     33.48
4.751% - 5.000%                      1       156,350       0.06      3.500        2.235       735       89.99      89.99    100.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                             573   253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
Minimum:  1.925%
Maximum:  4.900%
Weighted Average:  3.133%
----------------------------------------------------------------------------------------------------------------------------------









----------------------------------------------------------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
----------------------------------------------------------------------------------------------------------------------------------

                                                                Page 2  of  8




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                BANK
ARM SUMMARY


==================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                           Pool   Weighted                           Weighted   Weighted
                                Number                       By    Average     Weighted   Weighted    Average    Average
                                    of     Principal  Principal      Gross      Average   Average    Original   Combined    % Full
Current Net Rate                 Loans       Balance    Balance     Coupon   Net Coupon      FICO         LTV        LTV   Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
3.500% or less                     402   178,609,677      70.42      1.397        0.999       709       75.00      77.84     16.83
4.001% - 4.500%                      2       802,233       0.32      4.750        4.375       764       82.13      82.13      0.00
4.501% - 5.000%                      8     3,837,903       1.51      5.289        4.871       698       74.43      74.43     35.10
5.001% - 5.500%                     80    35,876,672      14.15      5.738        5.342       727       78.32      80.54     26.32
5.501% - 6.000%                     66    28,641,250      11.29      6.195        5.783       717       78.41      79.56     32.44
6.001% - 6.500%                     15     5,850,590       2.31      6.610        6.189       720       79.74      80.84     39.67
----------------------------------------------------------------------------------------------------------------------------------
Total:                             573   253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  0.625%
Maximum:  6.250%
Weighted Average:  2.343%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                           Pool   Weighted                           Weighted   Weighted
                                Number                       By    Average     Weighted   Weighted    Average    Average
                                    of     Principal  Principal      Gross      Average   Average    Original   Combined    % Full
Amortization Type                Loans       Balance    Balance     Coupon   Net Coupon      FICO         LTV        LTV   Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Fully Amortizing                    573  253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------
Total:                              573  253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                           Pool   Weighted                           Weighted   Weighted
                                Number                       By    Average     Weighted   Weighted    Average    Average
                                    of     Principal  Principal      Gross      Average   Average    Original   Combined    % Full
Remaining Months to Maturity     Loans       Balance    Balance     Coupon   Net Coupon      FICO         LTV        LTV   Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
356 - 360                           572  253,423,726      99.92      2.744        2.344       712       75.98      78.44     20.62
361 or more                           1      194,600       0.08      1.000        0.625       703       79.75      90.00    100.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                              573  253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  356
Maximum:  480
Weighted Average:  360
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                           Pool   Weighted                           Weighted   Weighted
                                Number                       By    Average     Weighted   Weighted    Average    Average
                                    of     Principal  Principal      Gross      Average   Average    Original   Combined    % Full
Seasoning                        Loans       Balance    Balance     Coupon   Net Coupon      FICO         LTV        LTV   Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0 <=                                278  133,440,348      52.61      1.392        0.997       711       74.39      77.41     13.53
1 - 6                               295  120,177,978      47.39      4.243        3.837       715       77.74      79.59     28.63
----------------------------------------------------------------------------------------------------------------------------------
Total:                              573  253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
----------------------------------------------------------------------------------------------------------------------------------

                                                                Page 3  of  8



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

[LOGO OMITTED]  USB INVESTMENT
                BANK
ARM SUMMARY


==================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                           Pool   Weighted                           Weighted   Weighted
                                Number                       By    Average     Weighted   Weighted    Average    Average
                                    of     Principal  Principal      Gross      Average   Average    Original   Combined    % Full
Index for loans                  Loans       Balance    Balance     Coupon   Net Coupon      FICO         LTV        LTV   Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
12 Month MTA                       573   253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------
Total:                             573   253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                           Pool   Weighted                           Weighted   Weighted
                                Number                       By    Average     Weighted   Weighted    Average    Average
                                    of     Principal  Principal      Gross      Average   Average    Original   Combined    % Full
Months to Roll                   Loans       Balance    Balance     Coupon   Net Coupon      FICO         LTV        LTV   Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
6 or less                          573   253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------
Total:                             573   253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------
Average AS OF:  2005-09-01
Minimum:  1
Maximum:  4
Weighted Average:  1
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                           Pool   Weighted                           Weighted   Weighted
                                Number                       By    Average     Weighted   Weighted    Average    Average
                                    of     Principal  Principal      Gross      Average   Average    Original   Combined    % Full
First Adjustment Cap             Loans       Balance    Balance     Coupon   Net Coupon      FICO         LTV        LTV   Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0.000%                             573   253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------
Total:                             573   253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  0.000%
Maximum:  0.000%
Weighted Average:  0.000%


----------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                           Pool   Weighted                           Weighted   Weighted
                                Number                       By    Average     Weighted   Weighted    Average    Average
                                    of     Principal  Principal      Gross      Average   Average    Original   Combined    % Full
Lifetime Maximum Rate            Loans       Balance    Balance     Coupon   Net Coupon      FICO         LTV        LTV   Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
8.501% - 9.000%                      1       138,700       0.05      2.000        1.625       808       95.00      95.00    100.00
9.501% - 10.000%                   568   252,404,973      99.52      2.743        2.343       712       75.93      78.41     20.53
10.501% - 11.000%                    1       412,000       0.16      1.000        0.625       677       80.00      80.00      0.00
11.501% - 12.000%                    1       170,653       0.07      4.750        4.375       795       90.00      90.00      0.00
12.001% or more                      2       492,000       0.19      3.754        2.918       693       84.91      84.91    100.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                             573   253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  9.000%
Maximum:  13.450%
Weighted Average:  9.958%
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
----------------------------------------------------------------------------------------------------------------------------------

                                                                Page 4  of  8




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[LOGO OMITTED]  USB INVESTMENT
                BANK
ARM SUMMARY


==================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                           Pool   Weighted                           Weighted   Weighted
                                Number                       By    Average     Weighted   Weighted    Average    Average
                                    of     Principal  Principal      Gross      Average   Average    Original   Combined    % Full
Distribution by IO only terms    Loans       Balance    Balance     Coupon   Net Coupon      FICO         LTV        LTV   Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0                                  573   253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------
Total:                             573   253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                           Pool   Weighted                           Weighted   Weighted
                                Number                       By    Average     Weighted   Weighted    Average    Average
Original Prepayment                 of     Principal  Principal      Gross      Average   Average    Original   Combined    % Full
Penalty Term                     Loans       Balance    Balance     Coupon   Net Coupon      FICO         LTV        LTV   Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0                                  573   253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------
Total:                             573   253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                           Pool   Weighted                           Weighted   Weighted
                                Number                       By    Average     Weighted   Weighted    Average    Average
                                    of     Principal  Principal      Gross      Average   Average    Original   Combined    % Full
Original LTV                     Loans       Balance    Balance     Coupon   Net Coupon      FICO         LTV        LTV   Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                      14     7,820,844       3.08      2.060        1.685       708       40.90      40.90     14.05
50.01% - 55.00%                      8     4,090,880       1.61      1.812        1.437       735       51.89      51.89      6.11
55.01% - 60.00%                      9     5,634,708       2.22      2.654        2.279       714       58.33      62.93     14.11
60.01% - 65.00%                     22    14,787,151       5.83      2.037        1.662       699       63.15      68.32     14.27
65.01% - 70.00%                     19    11,233,868       4.43      2.183        1.808       710       68.20      72.36      5.53
70.01% - 75.00%                    109    60,393,958      23.81      2.446        2.071       712       74.29      76.66     13.33
75.01% - 80.00%                    290   122,422,903      48.27      2.774        2.399       715       79.58      82.30     22.81
80.01% - 85.00%                      6     2,041,691       0.81      4.546        3.979       687       83.75      83.75     45.13
85.01% - 90.00%                     57    15,023,349       5.92      4.431        3.821       700       89.57      89.57     38.67
90.01% - 95.00%                     39    10,168,973       4.01      3.864        3.253       725       94.76      94.76     47.88
----------------------------------------------------------------------------------------------------------------------------------
Total:                             573   253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  14.67
Maximum:  95.00
Weighted Average:  75.98
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
----------------------------------------------------------------------------------------------------------------------------------

                                                                Page 5  of  8




[LOGO OMITTED]  USB INVESTMENT
                BANK
ARM SUMMARY


==================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                           Pool   Weighted                           Weighted   Weighted
                                Number                       By    Average     Weighted   Weighted    Average    Average
                                    of     Principal  Principal      Gross      Average   Average    Original   Combined    % Full
Combined LTV                     Loans       Balance    Balance     Coupon   Net Coupon      FICO         LTV        LTV   Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                      14     7,820,844       3.08      2.060        1.685       708       40.90      40.90     14.05
50.01% - 55.00%                      8     4,090,880       1.61      1.812        1.437       735       51.89      51.89      6.11
55.01% - 60.00%                      6     2,679,393       1.06      3.583        3.208       735       57.77      57.77      0.00
60.01% - 65.00%                     18    10,720,171       4.23      2.373        1.998       687       62.45      63.21     19.68
65.01% - 70.00%                     19    12,138,869       4.79      2.188        1.813       718       67.17      68.74      5.12
70.01% - 75.00%                     93    50,136,468      19.77      2.428        2.053       711       73.65      74.16     17.64
75.01% - 80.00%                    212    92,811,518      36.59      2.854        2.479       716       79.17      79.49     22.60
80.01% - 85.00%                      9     3,605,909       1.42      4.799        4.315       682       80.66      83.71     43.50
85.01% - 90.00%                    154    59,145,301      23.32      2.819        2.384       709       80.81      89.70     20.48
90.01% - 95.00%                     39    10,168,973       4.01      3.864        3.253       725       94.76      94.76     47.88
95.01% - 100.00%                     1       300,000       0.12      1.750        1.375       667       80.00     100.00      0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                             573   253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 14.67
Maximum: 100.00
Weighted Average: 78.45
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                           Pool   Weighted                           Weighted   Weighted
                                Number                       By    Average     Weighted   Weighted    Average    Average
Geographical Distribution           of     Principal  Principal      Gross      Average   Average    Original   Combined    % Full
(Top 5)                          Loans       Balance    Balance     Coupon   Net Coupon      FICO         LTV        LTV   Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
California                         252   137,579,654      54.25      2.663        2.280       715       74.29      77.24     12.80
Florida                             53    21,772,299       8.58      2.235        1.832       717       78.02      81.26     18.27
New Jersey                          44    16,815,459       6.63      3.364        2.943       699       79.88      80.24     27.17
Virginia                            34    13,938,776       5.50      2.993        2.618       704       77.35      79.27     32.39
Illinois                            29    10,269,111       4.05      2.592        2.168       715       80.14      82.46     21.08
Other                              161    53,243,027      20.99      2.922        2.486       709       77.10      78.86     36.85
----------------------------------------------------------------------------------------------------------------------------------
Total:                             573   253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                           Pool   Weighted                           Weighted   Weighted
                                Number                       By    Average     Weighted   Weighted    Average    Average
                                    of     Principal  Principal      Gross      Average   Average    Original   Combined    % Full
California loan breakdown        Loans       Balance    Balance     Coupon   Net Coupon      FICO         LTV        LTV   Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
North CA                           126    68,815,464      27.13      2.520        2.135       715       74.50      77.38     15.46
South CA                           126    68,764,190      27.11      2.807        2.425       716       74.08      77.10     10.13
States Not CA                      321   116,038,672      45.75      2.837        2.417       709       77.98      79.88     30.03
----------------------------------------------------------------------------------------------------------------------------------
Total:                             573   253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------







----------------------------------------------------------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
----------------------------------------------------------------------------------------------------------------------------------

                                                                Page 6  of  8




[LOGO OMITTED]  USB INVESTMENT
                BANK
ARM SUMMARY


==================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                           Pool   Weighted                           Weighted   Weighted
                                Number                       By    Average     Weighted   Weighted    Average    Average
                                    of     Principal  Principal      Gross      Average   Average    Original   Combined    % Full
Top 10 Zip Codes                 Loans       Balance    Balance     Coupon   Net Coupon      FICO         LTV        LTV   Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
94526                                3     3,268,492       1.29      2.577        2.202       677       67.54      70.52     22.13
92037                                2     2,839,500       1.12      1.926        1.551       731       74.99      83.25      0.00
95076                                5     2,601,387       1.03      5.174        4.799       738       78.21      78.21     21.17
92651                                2     2,561,000       1.01      2.349        1.974       713       73.46      73.46      0.00
92014                                2     2,429,999       0.96      1.221        0.846       688       65.67      81.15      0.00
83353                                2     2,138,258       0.84      5.042        4.667       767       65.80      65.80     78.86
92648                                2     1,965,000       0.77      1.610        1.235       714       75.00      75.00      0.00
94539                                2     1,942,500       0.77      1.000        0.625       703       74.19      74.19      0.00
90004                                3     1,899,288       0.75      3.959        3.584       737       77.73      77.73      0.00
93103                                2     1,730,000       0.68      1.141        0.766       749       68.38      68.38      0.00
Other                              548   230,242,901      90.78      2.753        2.351       712       76.38      78.79     21.50
----------------------------------------------------------------------------------------------------------------------------------
Total:                             573   253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                           Pool   Weighted                           Weighted   Weighted
                                Number                       By    Average     Weighted   Weighted    Average    Average
                                    of     Principal  Principal      Gross      Average   Average    Original   Combined    % Full
FICO Scores                      Loans       Balance    Balance     Coupon   Net Coupon      FICO         LTV        LTV   Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
601 - 620                            4     1,913,400       0.75      1.335        0.960       611       62.39      62.39     93.47
621 - 640                           34    12,916,841       5.09      1.877        1.481       633       77.09      78.40     46.12
641 - 660                           52    18,204,314       7.18      2.521        2.136       651       76.22      78.18     41.71
661 - 680                           87    32,620,204      12.86      2.622        2.204       671       77.35      80.34     14.48
681 - 700                          104    43,333,730      17.09      2.724        2.326       691       75.71      78.30     15.11
701 - 720                           81    40,102,840      15.81      2.244        1.856       711       74.83      78.22     12.20
721 - 740                           54    26,296,733      10.37      3.221        2.819       730       76.81      79.35     21.92
741 - 760                           60    33,989,482      13.40      2.854        2.465       752       75.28      78.06     18.61
761 or more                         97    44,240,783      17.44      3.337        2.922       777       76.48      77.98     20.03
----------------------------------------------------------------------------------------------------------------------------------
Total:                             573   253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400):  602
Maximum:  821
Weighted Average:  712
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                           Pool   Weighted                           Weighted   Weighted
                                Number                       By    Average     Weighted   Weighted    Average    Average
                                    of     Principal  Principal      Gross      Average   Average    Original   Combined    % Full
Mortgage Properties              Loans       Balance    Balance     Coupon   Net Coupon      FICO         LTV        LTV   Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Condominium                         76    30,285,733      11.94      2.821        2.432       710       78.48      81.32     24.07
PUD                                121    54,911,374      21.65      3.016        2.630       720       75.44      78.31     19.38
Single Family                      321   144,149,810      56.84      2.644        2.236       708       75.58      77.89     20.63
Two- to Four Family                 55    24,271,409       9.57      2.615        2.213       722       76.45      78.49     19.70
----------------------------------------------------------------------------------------------------------------------------------
Total:                             573   253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
----------------------------------------------------------------------------------------------------------------------------------

                                                                Page 7  of  8




[LOGO OMITTED]  USB INVESTMENT
                BANK
ARM SUMMARY


==================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                           Pool   Weighted                           Weighted   Weighted
                                Number                       By    Average     Weighted   Weighted    Average    Average
                                    of     Principal  Principal      Gross      Average   Average    Original   Combined    % Full
Occupancy types                  Loans       Balance    Balance     Coupon   Net Coupon      FICO         LTV        LTV   Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Investor                           162    63,322,576      24.97      2.736        2.341       721       75.61      76.80     19.94
Primary                            374   172,549,926      68.04      2.781        2.378       709       76.10      79.05     20.37
Secondary                           37    17,745,823       7.00      2.393        2.003       715       76.13      78.46     26.36
----------------------------------------------------------------------------------------------------------------------------------
Total:                             573   253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                           Pool   Weighted                           Weighted   Weighted
                                Number                       By    Average     Weighted   Weighted    Average    Average
                                    of     Principal  Principal      Gross      Average   Average    Original   Combined    % Full
Loan Purpose                     Loans       Balance    Balance     Coupon   Net Coupon      FICO         LTV        LTV   Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Purchase                           315   139,066,986      54.83      2.899        2.499       720       78.88      81.80     16.67
Cash Out Refinance                 175    79,925,973      31.51      2.585        2.192       702       70.75      71.97     25.95
Rate/Term Refinance                 83    34,625,367      13.65      2.479        2.062       705       76.42      79.96     24.64
----------------------------------------------------------------------------------------------------------------------------------
Total:                             573   253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                           Pool   Weighted                           Weighted   Weighted
                                Number                       By    Average     Weighted   Weighted    Average    Average
                                    of     Principal  Principal      Gross      Average   Average    Original   Combined    % Full
Document Type                    Loans       Balance    Balance     Coupon   Net Coupon      FICO         LTV        LTV   Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Full                               147    52,452,847      20.68      3.451        3.015       702       79.04      80.45    100.00
Reduced                            379   180,177,917      71.04      2.574        2.187       715       75.80      78.81      0.00
Stated Doc                          47    20,987,562       8.28      2.424        2.002       715       69.88      70.28      0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                             573   253,618,326     100.00      2.743        2.343       712       75.98      78.45     20.68
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
----------------------------------------------------------------------------------------------------------------------------------

                                                                Page 8  of  8




                               October MTA Deal
                             Whole Loan MTA NEG AM


Group Size                                500 mm approx.

WAM                                       359 +/- 1 months

Gross Margin                              3.13 +/-10bps

California                                54.0% approx.

WA FICO                                   712 approx.

WA LTV                                    76.0% approx.

PP                                        0.0%

3MO Teasers                               15.00% approx.

AAA Ratings            2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level             10.00% approx.

Pricing Speed                             25% CPR

Settlement Date                           10/30/05


                           All numbers approximate.
                  All tranches subject to 10% size variance.
                               10% Cleanup Call
                      [LOGO OMITTED] UBS INVESTMENT BANK

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage po previously provided by UBS Securities LLC.